Exhibit 99.2

                          Consent of Ernst & Young LLP

We consent to the incorporation by reference in the Registration Statements and in the related Prospectuses listed below of NationsBank Corporation of our report dated January 13, 1997, with respect to the consolidated financial statements of Boatmen's Bancshares, Inc. included in this Current Report on Form 8-K for the year ended December 31, 1996.

Form                                Registration Number
S-3                                 33-44826
S-3                                 33-57533
S-3                                 33-63097
S-3                                 333-7229
S-3                                 333-13811
S-3                                 333-15375
S-3                                 333-18273
S-8                                 2-91958
S-8                                 2-73761
S-8                                 2-80406
S-8                                 33-45279
S-8                                 33-48883
S-8                                 33-60695
S-8                                 333-02875
S-8                                 333-07105
S-8 Post Effective Amendment No. 1  33-43125
S-8 Post Effective Amendment No. 1  33-55145
S-8 Post Effective Amendment No. 1  33-63351
S-8 Post Effective Amendment No. 1  33-62069
S-8 Post Effective Amendment No. 1  33-62208
S-8 Post Effective Amendment No. 1  333-16189


St. Louis, Missouri                 /s/ Ernst & Young LLP
March 27, 1997